UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2023

INNOVATION PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37357	30-0565645
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Edgewater Place - Suite 100 Wakefield, Massachusetts	01880
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 921-4125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: none

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 29, 2023, the Audit Committee of the Board of Directors of Innovation Pharmaceuticals Inc. (the “Company”) dismissed Pinnacle Accountancy Group of Utah (a d/b/a of Heaton & Company, PLLC) (“Pinnacle”) as the Company’s independent public accounting firm, a role Pinnacle held since 2018. Also on October 29, 2023, the Audit Committee approved the engagement of GreenGrowth CPAs (“GreenGrowth”) as the Company’s new independent public accounting firm, and the Company engaged GreenGrowth in such capacity. The Audit Committee approved the transition following the sale of a portion of Pinnacle’s public company accounting practice to GreenGrowth.

The reports of Pinnacle on the Company’s financial statements for the fiscal years ended June 30, 2023 and June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern in each report based on the Company’s negative working capital, losses and negative cash flow.

During the fiscal years ended June 30, 2023 and June 30, 2022 and during the subsequent interim period through October 29, 2023, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Pinnacle’s satisfaction, would have caused Pinnacle to make reference thereto in their reports. During the fiscal years ended June 30, 2023 and June 30, 2022 and during the subsequent interim period through October 29, 2023, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that, as initially reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, the Company reported a material weakness in its internal control over financial reporting during such period related to the Company’s accounting procedures relevant to an unconsolidated foreign investment being insufficiently formal.

The Company provided Pinnacle with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested Pinnacle furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Pinnacle agrees with the statements related to them made by the Company in this report. A copy of Pinnacle’s letter dated October 30, 2023 is attached as Exhibit 16.1 to this report.

During the fiscal years ended June 30, 2023 and June 30, 2022 and during the subsequent interim period through October 29, 2023, neither the Company nor anyone on its behalf has consulted with GreenGrowth regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that GreenGrowth concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Heaton & Company, PLLC (d/b/a Pinnacle Accountancy Group of Utah) to the Securities and Exchange Commission, dated October 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATION PHARMACEUTICALS INC.

Dated: October 30, 2023	By:	/s/ Leo Ehrlich
	Name:	Leo Ehrlich
	Title:	Chief Executive Officer

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